Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924

DMC GLOBAL REPORTS THIRD QUARTER FINANCIAL RESULTS

•Third quarter sales were $172.1 million, down 1% vs. Q3 2022
•Net income was $11.5 million, while net income attributable to DMC was $8.9 million
•Adjusted net income attributable to DMC* was $9.9 million, up 47% versus Q3 2022
•Adjusted diluted EPS attributable to DMC* was $0.50, up 43% versus Q3 2022
•Adjusted EBITDA attributable to DMC* was $24.6 million, up 13% vs. Q3 2022
•Total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $30.0 million, or 17.4% of sales, up 220 basis points versus Q3 2022
•Third quarter free cash flow* was $21.9 million

BROOMFIELD, Colo. - November 2, 2023 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its third quarter ended September 30, 2023.

“Our third quarter sales of $172.1 million were comparable to the third quarter of 2022, but below our forecasts,” said Michael Kuta, president & CEO. “While our adjusted EBITDA was within our forecasted range and we delivered solid free cash flow, our sales shortfall was disappointing, and was principally due to lower-than-expected top-line results at our Arcadia and DynaEnergetics businesses.”

“Arcadia, our architectural building products business, saw steady demand at its primary regional service centers and its ultra-high-end residential business. However, third quarter sales of $71.5 million were down 11% year-over-year due to lower product pricing, soft demand for commercial interior products, and brief operational challenges related to the go-live of a new ERP system. Adjusted EBITDA margin was 18.8%, up from 15.0% in the 2022 third quarter, as the decline in product pricing was not as pronounced as the year-over-year drop in raw material costs.

“DynaEnergetics, our energy products business, reported sales of $73.0 million, up 4% versus last year’s third quarter and down 14% sequentially. Demand in Dyna’s core North American market was impacted by a 10% sequential decline in U.S. well completions, as well as customer project delays late in the quarter. The sales decline in North America was partially offset by the continued strong performance of Dyna’s international business, which is on pace to deliver record full-year sales. Dyna’s third quarter adjusted EBITDA margin was 17.2%, down from 19.8% in last year’s third quarter and 23.0% in this year’s second quarter. The decline was related to lower absorption and customer mix.

“NobelClad, our composite metals business, reported third quarter sales of $27.7 million, up 18% versus last year’s third quarter and the strongest quarterly performance in nearly 10 years. Adjusted EBITDA margin was 23.1%, up from 14.6% in last year’s third quarter. NobelClad is benefitting from robust activity across several industrial end markets, including liquified natural gas, downstream energy and petrochemicals. Order backlog at the end of the third quarter was $61 million versus $64 million at the end of the second quarter. Rolling 12-month bookings increased sequentially to $110.9 million from $108.4 million; and the book-to-bill ratio at the end of the quarter was 1.1.”

Kuta added, “Arcadia and DynaEnergetics both are taking steps to strengthen sales, profit margins and cash flow. Arcadia has nearly completed the first phase of an expansion in paint capacity, which will increase the sales potential of its commercial and ultra-high-end residential businesses. We also expect Arcadia’s new ERP system will deliver incremental operational benefits in the coming quarters. DynaEnergetics is implementing a series of automation, lean manufacturing and cost-reduction initiatives designed to enhance profitability and improve quality. DynaEnergetics has incurred approximately $1 million in fourth-quarter restructuring expenses, which we anticipate will result in roughly $3 million in annualized savings.”

Eric Walter, CFO, said, “We recorded approximately $22 million in third-quarter free-cash flow, reflecting our focus on maximizing profitability and reducing inventory. We further strengthened our balance sheet in the third quarter, improving our debt-to-adjusted EBITDA leverage ratio to 1.26x, and our net-debt leverage ratio to 0.89x. This was the seventh consecutive quarter in which we de-levered DMC’s balance sheet.”

Walter said roughly half of this year’s $20 million capex budget has been allocated to the fourth quarter. “Our fourth quarter expenditures should be in a range of $8 million to $10 million and will include additional investments in painting capacity at Arcadia and manufacturing automation at DynaEnergetics.”

Kuta concluded, “Despite macro-economic uncertainties, I am encouraged by the resiliency of Arcadia’s and NobelClad’s diverse end markets, and by the expected acceleration in well-completion activity in DynaEnergetics’ core North American market beginning early next year. Our long-term strategy is to deliver adjusted EBITDA margins of 20% or better at the business level, and we are positioning our businesses to achieve this objective with greater consistency. I want to thank DMC’s employees for their consistent dedication and hard work.”

Summary Third Quarter Results

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Net sales	$172,147	$188,664	$174,465	(9)%	(1)%
Gross profit percentage	30.6%	32.8%	29.4%
SG&A	28,713	29,226	30,544	(2)%	(6)%
Net income	11,525	17,526	8,213	(34)%	40%
Net income attributable to DMC	$8,883	$13,703	$6,717	(35)%	32%
Diluted net income per share attributable to DMC	$0.38	$0.70	$0.46	(46)%	(17)%
Adjusted net income attributable to DMC	$9,861	$14,131	$6,722	(30)%	47%
Adjusted diluted net income per share	$0.50	$0.72	$0.35	(31)%	43%
Adjusted EBITDA attributable to DMC	$24,607	$31,776	$21,751	(23)%	13%
Adjusted EBITDA before NCI allocation	$29,981	$38,370	$26,577	(22)%	13%

Arcadia

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Net sales	$71,455	$79,158	$80,697	(10)%	(11)%
Gross profit percentage	33.3%	34.7%	29.6%
Adjusted EBITDA attributable to DMC	$8,060	$9,892	$7,239	(19)%	11%
Adjusted EBITDA before NCI allocation	13,434	16,486	12,065	(19)%	11%
•Sales decline reflects reduced product pricing and brief ERP go-live challenges

DynaEnergetics

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Net sales	$72,998	$84,754	$70,372	(14)%	4%
Gross profit percentage	26.8%	31.3%	30.2%
Adjusted EBITDA	$12,568	$19,461	$13,935	(35)%	(10)%
•Sequential sales decline reflects lower North American well-completion activity and project delays at end of quarter

NobelClad

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Net sales	$27,694	$24,752	$23,396	12%	18%
Gross profit percentage	33.6%	32.4%	27.0%
Adjusted EBITDA	$6,384	$5,407	$3,412	18%	87%
•Sales growth reflects healthy pressure vessel construction and strong demand for Cylindra™ cryogenic transition joints
•Gross margin improvement driven by favorable petrochemical project mix

Fourth Quarter 2023 Guidance

Measure	Expected Range
Sales
DMC Consolidated	$170M - $180M
Arcadia	$70M - $74M
DynaEnergetics	$72M - $76M
NobelClad	$28M - $30M
Consolidated Gross Margin	28% - 30%
Consolidated SG&A*	$28M - $29M
Depreciation & Amortization	~$9.2M
Interest Expense	~$2.4M
Annualized effective tax rate	27% - 29%
Adjusted EBITDA attributable to DMC	$20M - $24M
Adjusted EBITDA before NCI allocation	$25M - $29M
Capital Expenditures	$8M - $10M
*Excludes one-time expenses

Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).

Investors are invited to listen to the webcast live via the Internet at: https://event.choruscall.com/mediaframe/webcast.html?webcastid=VxX1JGSY

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.

*Use of Non-GAAP Financial Measures
Adjusted EBITDA, adjusted net income (loss), adjusted diluted earnings per share and free cash flow are non-GAAP (generally accepted accounting principles) financial measures used by management to measure operating performance and liquidity. Non-GAAP results are presented only as a supplement to the financial statements based on U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information is provided to enhance the reader’s understanding of DMC’s financial performance, but no non-GAAP measure should be considered in isolation or as a substitute for financial measures calculated in accordance with GAAP. Reconciliations of the most directly comparable GAAP measures to non-GAAP measures are provided within the schedules attached to this release.

EBITDA is defined as net income (loss) plus or minus net interest, taxes, depreciation and amortization. Adjusted EBITDA excludes from EBITDA stock-based compensation, restructuring and impairment charges and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance (as further described in the attached financial schedules). Adjusted net income (loss) is defined as net income (loss) attributable to DMC stockholders plus restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. Adjusted diluted earnings per share is defined as diluted earnings per share plus restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. Free cash flow is defined as cash flows provided by (used in) operating activities minus acquisitions of property, plant and equipment. Management believes that free cash flow is a key measure to assess liquidity of the business. None of these non-GAAP financial measures are recognized terms under GAAP and do not purport to be an alternative to net income (loss) as an indicator of operating performance or any other GAAP measure.

Management uses adjusted EBITDA in its operational and financial decision-making, believing that it is useful to eliminate certain items in order to focus on what it deems to be a more reliable indicator of ongoing operating performance. As a result, internal management reports used during monthly operating reviews feature adjusted EBITDA measures. Management believes that investors may find this non-GAAP financial measure useful for similar reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. In addition, management incentive awards are based, in part, on the amount of adjusted EBITDA achieved during relevant periods. EBITDA and adjusted EBITDA are also used by research analysts, investment bankers and lenders to assess operating performance. For example, a measure similar to adjusted EBITDA is required by the lenders under DMC’s credit facility.

Adjusted net income (loss) and adjusted diluted earnings per share are presented because management believes these measures are useful to understand the effects of restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance, on DMC’s net income (loss) and diluted earnings per share, respectively.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

All of the items included in the reconciliation from net income (loss) to EBITDA and adjusted EBITDA are either (i) non-cash items (e.g., depreciation, amortization of purchased intangible assets and stock-based compensation) or (ii) items that management does not consider to be useful in assessing DMC’s operating performance (e.g., income taxes, restructuring and impairment charges, CEO transition expenses). In the case of the non-cash items, management believes that investors can better assess the company’s operating performance if the measures are presented without such items because, unlike cash expenses, these adjustments do not affect DMC’s ability to generate free cash flow or invest in its business. For example, by adjusting for depreciation and amortization in computing EBITDA, users can compare operating performance without regard to different accounting determinations such as useful life. In the case of the other items, management believes that investors can better assess operating performance if the measures are presented without these items because their financial impact does not reflect ongoing operating performance.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. DMC’s businesses are led by experienced, strategically focused management teams, which are supported with business resources and capital allocation expertise to advance their operating strategies and generate the greatest returns. Headquartered in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: HTTP://WWW.DMCGLOBAL.COM.

###

Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including guidance on sales, gross margin, SG&A, depreciation and amortization expense, interest expense, tax rate, adjusted EBITDA, and capital expenditures, as well as our expectation of record full-year sales at DynaEnergetics’ international business; stronger sales, margin and cashflow at Arcadia and DynaEnergetics; operational benefits in the coming quarters from Arcadia’s new ERP system; initiatives expected to deliver improvements in profitability and quality at DynaEnergetics; approximately $3 million in expected annualized savings at DynaEnergetics from cost reduction initiatives; the resiliency of Arcadia’s and NobelClad’s end markets; the expected acceleration in well-completion activity in DynaEnergetics’ core North American market early next year; and our objective to achieve consistent quarterly adjusted EBITDA margins of 20% or greater at our businesses. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product and technology development initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timely completion of contracts; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2022. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
NET SALES	$172,147	$188,664	$174,465	(9)%	(1)%
COST OF PRODUCTS SOLD	119,550	126,774	123,127	(6)%	(3)%
Gross profit	52,597	61,890	51,338	(15)%	2%
Gross profit percentage	30.6%	32.8%	29.4%
COSTS AND EXPENSES:
General and administrative expenses	16,259	17,526	19,796	(7)%	(18)%
Selling and distribution expenses	12,454	11,700	10,748	6%	16%
Amortization of purchased intangible assets	5,667	5,667	7,385	—%	(23)%
Restructuring expenses and asset impairments	515	—	8	—%	6,338%
Total costs and expenses	34,895	34,893	37,937	—%	(8)%
OPERATING INCOME	17,702	26,997	13,401	(34)%	32%
OTHER INCOME (EXPENSE):
Other income (expense), net	302	(439)	120	169%	152%
Interest expense, net	(2,392)	(2,432)	(1,771)	(2)%	35%
INCOME BEFORE INCOME TAXES	15,612	24,126	11,750	(35)%	33%
INCOME TAX PROVISION	4,087	6,600	3,537	(38)%	16%
NET INCOME	11,525	17,526	8,213	(34)%	40%
Less: Net income attributable to redeemable noncontrolling interest	2,642	3,823	1,496	(31)%	77%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$8,883	$13,703	$6,717	(35)%	32%
NET INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.38	$0.70	$0.46	(46)%	(17)%
Diluted	$0.38	$0.70	$0.46	(46)%	(17)%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,543,251	19,497,871	19,381,489	—%	1%
Diluted	19,596,575	19,504,963	19,381,794	—%	1%

Reconciliation to net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022
Net income attributable to DMC Global Inc. stockholders	$8,883	$13,703	$6,717
Adjustment of redeemable noncontrolling interest	(1,263)	112	2,256
Net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$7,620	$13,815	$8,973

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Nine months ended		Change
	Sep 30, 2023	Sep 30, 2022	Year-on-year
NET SALES	$545,152	$479,012	14%
COST OF PRODUCTS SOLD	378,454	338,669	12%
Gross profit	166,698	140,343	19%
Gross profit percentage	30.6%	29.3%
COSTS AND EXPENSES:
General and administrative expenses	60,285	56,330	7%
Selling and distribution expenses	36,978	31,383	18%
Amortization of purchased intangible assets	17,001	33,154	(49)%
Restructuring expenses and asset impairments	515	53	872%
Total costs and expenses	114,779	120,920	(5)%
OPERATING INCOME	51,919	19,423	167%
OTHER EXPENSE:
Other expense, net	(337)	(35)	863%
Interest expense, net	(7,205)	(4,058)	78%
INCOME BEFORE INCOME TAXES	44,377	15,330	189%
INCOME TAX PROVISION	13,187	4,938	167%
NET INCOME	31,190	10,392	200%
Less: Net income attributable to redeemable noncontrolling interest	7,695	1,411	445%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$23,495	$8,981	162%
NET INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$1.07	$0.20	435%
Diluted	$1.07	$0.20	435%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,492,212	19,352,638	1%
Diluted	19,540,978	19,357,333	1%

Reconciliation to net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Nine months ended
	Sep 30, 2023	Sep 30, 2022
Net income attributable to DMC Global Inc. stockholders	$23,495	$8,981
Adjustment of redeemable noncontrolling interest	(2,289)	(4,996)
Net income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$21,206	$3,985

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Net sales	$71,455	$79,158	$80,697	(10)%	(11)%
Gross profit	23,789	27,459	23,892	(13)%	—%
Gross profit percentage	33.3%	34.7%	29.6%
COSTS AND EXPENSES:
General and administrative expenses	7,413	8,206	8,782	(10)%	(16)%
Selling and distribution expenses	4,248	4,021	4,135	6%	3%
Amortization of purchased intangible assets	5,652	5,652	7,233	—%	(22)%
Operating income	6,476	9,580	3,742	(32)%	73%
Adjusted EBITDA	13,434	16,486	12,065	(19)%	11%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(5,374)	(6,594)	(4,826)	(19)%	11%
Adjusted EBITDA attributable to DMC Global Inc.	$8,060	$9,892	$7,239	(19)%	11%

	Nine months ended		Change
	Sep 30, 2023	Sep 30, 2022	Year-on-year
Net sales	$230,951	$225,127	3%
Gross profit	73,342	70,364	4%
Gross profit percentage	31.8%	31.3%
COSTS AND EXPENSES:
General and administrative expenses	23,476	22,337	5%
Selling and distribution expenses	13,721	11,832	16%
Amortization of purchased intangible assets	16,956	32,674	(48)%
Operating income	19,189	3,521	445%
Adjusted EBITDA	40,390	39,777	2%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(16,156)	(15,911)	2%
Adjusted EBITDA attributable to DMC Global Inc.	$24,234	$23,866	2%

DynaEnergetics

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Net sales	$72,998	$84,754	$70,372	(14)%	4%
Gross profit	19,585	26,552	21,237	(26)%	(8)%
Gross profit percentage	26.8%	31.3%	30.2%
COSTS AND EXPENSES:
General and administrative expenses	3,095	3,577	4,924	(13)%	(37)%
Selling and distribution expenses	5,604	5,227	4,257	7%	32%
Amortization of purchased intangible assets	15	15	78	—%	(81)%
Operating income	10,871	17,733	11,978	(39)%	(9)%
Adjusted EBITDA	$12,568	$19,461	$13,935	(35)%	(10)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Nine months ended		Change
	Sep 30, 2023	Sep 30, 2022	Year-on-year
Net sales	$239,720	$186,776	28%
Gross profit	70,574	53,805	31%
Gross profit percentage	29.4%	28.8%
COSTS AND EXPENSES:
General and administrative expenses	12,869	14,657	(12)%
Selling and distribution expenses	15,888	12,318	29%
Amortization of purchased intangible assets	45	245	(82)%
Operating income	41,772	26,585	57%
Adjusted EBITDA	$46,984	$32,493	45%

NobelClad

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Net sales	$27,694	$24,752	$23,396	12%	18%
Gross profit	9,309	8,021	6,325	16%	47%
Gross profit percentage	33.6%	32.4%	27.0%
COSTS AND EXPENSES:
General and administrative expenses	1,106	949	1,475	17%	(25)%
Selling and distribution expenses	2,531	2,365	2,263	7%	12%
Amortization of purchased intangible assets	—	—	74	—%	(100)%
Restructuring expenses and asset impairments	440	—	8	—%	5,400%
Operating income	5,232	4,707	2,505	11%	109%
Adjusted EBITDA	$6,384	$5,407	$3,412	18%	87%

	Nine months ended		Change
	Sep 30, 2023	Sep 30, 2022	Year-on-year
Net sales	$74,481	$67,109	11%
Gross profit	23,113	16,532	40%
Gross profit percentage	31.0%	24.6%
COSTS AND EXPENSES:
General and administrative expenses	2,978	3,644	(18)%
Selling and distribution expenses	7,135	6,910	3%
Amortization of purchased intangible assets	—	235	(100)%
Restructuring expenses and asset impairments	440	53	730%
Operating income	12,560	5,690	121%
Adjusted EBITDA	$15,152	$8,468	79%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Sep 30, 2023	Jun 30, 2023	Dec 31, 2022	Sequential	Year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$28,060	$18,724	$25,144	50%	12%
Marketable securities	7,516	2,414	—	211%	100%
Accounts receivable, net	105,519	112,177	94,415	(6)%	12%
Inventories	185,777	190,947	156,590	(3)%	19%
Prepaid expenses and other	9,945	16,434	10,723	(39)%	(7)%

Total current assets	336,817	340,696	286,872	(1)%	17%

Property, plant and equipment, net	126,095	128,627	129,445	(2)%	(3)%
Goodwill	141,725	141,725	141,725	—%	—%
Purchased intangible assets, net	200,925	206,593	217,925	(3)%	(8)%
Other long-term assets	90,716	92,706	103,011	(2)%	(12)%

Total assets	$896,278	$910,347	$878,978	(2)%	2%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$45,589	$57,559	$46,816	(21)%	(3)%
Contract liabilities	28,557	32,863	32,080	(13)%	(11)%
Accrued income taxes	11,527	9,455	4,256	22%	171%
Current portion of long-term debt	15,000	15,000	15,000	—%	—%
Other current liabilities	36,954	40,259	29,898	(8)%	24%

Total current liabilities	137,627	155,136	128,050	(11)%	7%

Long-term debt	104,460	108,069	117,798	(3)%	(11)%
Deferred tax liabilities	3,336	2,214	1,908	51%	75%
Other long-term liabilities	58,167	59,100	63,053	(2)%	(8)%
Redeemable noncontrolling interest	187,522	187,522	187,522	—%	—%
Stockholders’ equity	405,166	398,306	380,647	2%	6%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$896,278	$910,347	$878,978	(2)%	2%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Nine months ended
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$11,525	$17,526	$8,213	$31,190	$10,392
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,460	3,434	3,541	10,294	10,578
Amortization of purchased intangible assets	5,667	5,667	7,385	17,001	33,154
Amortization of deferred debt issuance costs	141	133	145	412	412
Amortization of acquisition-related inventory valuation step-up	—	—	—	—	430
Stock-based compensation	1,832	1,699	2,242	8,558	6,891
Deferred income taxes	1,558	482	(1,448)	2,218	(1,612)
Restructuring expenses and asset impairments	515	—	8	515	53
Other	(1,607)	(28)	(340)	(2,040)	(295)
Change in working capital, net	1,113	(17,434)	2,053	(25,400)	(35,668)
Net cash provided by operating activities	24,204	11,479	21,799	42,748	24,335
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in marketable securities	(5,102)	(2,414)	—	(7,516)	—
Consideration adjustments related to acquisition of business	—	—	(2,674)	—	(2,034)
Acquisition of property, plant and equipment	(2,333)	(2,896)	(4,958)	(7,455)	(11,277)
Net cash used in investing activities	(7,435)	(5,310)	(7,632)	(14,971)	(13,311)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(3,750)	(3,750)	(3,750)	(13,750)	(11,250)
Payment of debt issuance costs	—	—	(3)	—	(179)
Distribution to redeemable noncontrolling interest holder	(4,034)	(3,711)	(3,293)	(10,345)	(10,293)
Net proceeds from issuance of common stock to employees and directors	—	212	—	212	—
Treasury stock activity	(157)	(14)	2	(2,328)	(1,092)
Net cash used in financing activities	(7,941)	(7,263)	(7,044)	(26,211)	(22,814)

EFFECTS OF EXCHANGE RATES ON CASH	508	171	(456)	1,350	(534)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	9,336	(923)	6,667	2,916	(12,324)
CASH AND CASH EQUIVALENTS, beginning of the period	18,724	19,647	11,819	25,144	30,810
CASH AND CASH EQUIVALENTS, end of the period	$28,060	$18,724	$18,486	$28,060	$18,486

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Net income	11,525	17,526	8,213	(34)%	40%
Interest expense, net	2,392	2,432	1,771	(2)%	35%
Income tax provision	4,087	6,600	3,537	(38)%	16%
Depreciation	3,460	3,434	3,541	1%	(2)%
Amortization of purchased intangible assets	5,667	5,667	7,385	—%	(23)%

EBITDA	27,131	35,659	24,447	(24)%	11%
Stock-based compensation	1,832	1,699	2,242	8%	(18)%
CEO transition expenses (1)	805	573	—	40%	100%
Other (income) expense, net	(302)	439	(120)	169%	152%
Restructuring expenses and asset impairments	515	—	8	100%	6,338%
Adjusted EBITDA	$29,981	$38,370	$26,577	(22)%	13%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(5,374)	(6,594)	(4,826)	(19)%	11%
Adjusted EBITDA attributable to DMC Global Inc.	$24,607	$31,776	$21,751	(23)%	13%

	Nine months ended		Change
	Sep 30, 2023	Sep 30, 2022	Year-on-year
Net income	$31,190	$10,392	200%
Interest expense, net	7,205	4,058	78%
Income tax provision	13,187	4,938	167%
Depreciation	10,294	10,578	(3)%
Amortization of purchased intangible assets	17,001	33,154	(49)%

EBITDA	78,877	63,120	25%
Stock-based compensation	8,558	6,891	24%
CEO transition expenses (1)	4,343	—	100%
Restructuring expenses and asset impairments	515	53	872%
Amortization of acquisition-related inventory valuation step-up	—	430	(100)%
Other expense, net	337	35	863%
Adjusted EBITDA	$92,630	$70,529	31%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(16,156)	(15,911)	2%
Adjusted EBITDA attributable to DMC Global Inc.	$76,474	$54,618	40%

(1) The Company and its former CEO entered into a separation agreement in the first quarter of 2023. In conjunction with this event as well as a reprioritization of near-term initiatives, we incurred certain expenses during the nine months ended September 30, 2023, primarily including: (a) severance-related charges for the former CEO and other impacted employees of $1,948; (b) CEO transition and executive search firm costs of $1,893; and (c) contract termination costs of $350.

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income and Adjusted Diluted Earnings per Share

	Three months ended September 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.(2)	$8,883	$0.45
CEO transition expenses, net of tax	620	0.03
Restructuring expenses and asset impairments, net of tax	358	0.02
As adjusted	$9,861	$0.50
(1) Calculated using diluted weighted average shares outstanding of 19,596,575
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

	Three months ended June 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.(2)	$13,703	$0.70
CEO transition expenses, net of tax	428	0.02
As adjusted	$14,131	$0.72
(1) Calculated using diluted weighted average shares outstanding of 19,504,963
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

	Three months ended September 30, 2022
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. (2)	$6,717	$0.35
NobelClad restructuring expenses, net of tax	5	—
As adjusted	$6,722	$0.35
(1) Calculated using diluted weighted average shares outstanding of 19,381,794
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

	Nine months ended September 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. (2)	$23,495	$1.20
CEO transition expenses and accelerated stock-based compensation, net of tax (3)	6,284	0.32
Restructuring expenses and asset impairments, net of tax	358	0.02
As adjusted	$30,137	$1.54
(1) Calculated using diluted weighted average shares outstanding of 19,540,978
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest
(3) Includes CEO transition expenses of $4,343 and accelerated stock-based compensation of $3,040 related to the vesting of the former CEO’s outstanding equity awards, net of tax.

	Nine months ended September 30, 2022
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. (2)	$8,981	$0.47
Amortization of acquisition-related inventory valuation step-up, net of tax	199	0.01
NobelClad restructuring expenses, net of tax	36	—
As adjusted	$9,216	$0.48
(1) Calculated using diluted weighted average shares outstanding of 19,357,333
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Operating income, as reported	$6,476	$9,580	$3,742	(32)%	73%
Adjustments:
Depreciation	969	889	733	9%	32%
Amortization of purchased intangible assets	5,652	5,652	7,233	—%	(22)%
Stock-based compensation	337	323	357	4%	(6)%
CEO transition expenses	—	42	—	(100)%	—%
Adjusted EBITDA	13,434	16,486	12,065	(19)%	11%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(5,374)	$(6,594)	$(4,826)	(19)%	11%
Adjusted EBITDA attributable to DMC Global Inc.	$8,060	$9,892	$7,239	(19)%	11%

	Nine months ended		Change
	Sep 30, 2023	Sep 30, 2022	Year-on-year
Operating income, as reported	$19,189	$3,521	445%
Adjustments:
Depreciation	2,675	2,144	25%
Amortization of purchased intangible assets	16,956	32,674	(48)%
Stock-based compensation	1,239	1,008	23%
CEO transition expenses	331	—	100%
Amortization of acquisition-related inventory valuation step-up	—	430	(100)%
Adjusted EBITDA	40,390	39,777	2%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(16,156)	$(15,911)	2%
Adjusted EBITDA attributable to DMC Global Inc.	$24,234	$23,866	2%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Operating income, as reported	$10,871	$17,733	$11,978	(39)%	(9)%
Adjustments:
Depreciation	1,682	1,713	1,879	(2)%	(10)%
Amortization of purchased intangible assets	15	15	78	—%	(81)%
Adjusted EBITDA	$12,568	$19,461	$13,935	(35)%	(10)%

	Nine months ended		Change
	Sep 30, 2023	Sep 30, 2022	Year-on-year
Operating income, as reported	$41,772	$26,585	57%
Adjustments:
Depreciation	5,167	5,663	(9)%
Amortization of purchased intangible assets	45	245	(82)%
Adjusted EBITDA	$46,984	$32,493	45%

NobelClad

	Three months ended			Change
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sequential	Year-on-year
Operating income, as reported	$5,232	$4,707	$2,505	11%	109%
Adjustments:
Depreciation	712	700	825	2%	(14)%
Amortization of purchased intangible assets	—	—	74	—%	(100)%
Restructuring expenses and asset impairments	440	—	8	100%	5,400%
Adjusted EBITDA	$6,384	$5,407	$3,412	18%	87%

	Nine months ended		Change
	Sep 30, 2023	Sep 30, 2022	Year-on-year
Operating income, as reported	$12,560	$5,690	121%
Adjustments:
Depreciation	2,152	2,490	(14)%
Amortization of purchased intangible assets	—	235	(100)%
Restructuring expenses and asset impairments	440	53	730%
Adjusted EBITDA	$15,152	$8,468	79%